SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): APRIL 30, 2002

                              RIMPAC RESOURCES LTD.
             (Exact name of registrant as specified in its charter)


            NEVADA                    0-29481                     91-1921379
(State or other jurisdiction of     (Commission                 (IRS Employer
        incorporation)              File Number)             Identification No.)



            3665 RUFFIN ROAD, SUITE 225, SAN DIEGO, CALIFORNIA 92123
               (Address of principal executive offices) (Zip Code)

                                 (866) 568-6266
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)










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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Stark Winter Schenkein & Co., LLP was previously the independent auditors for Rimpac Resources Ltd. (the "Registrant"). On April 30, 2002, the board of directors of the Registrant approved the election of Siegel Smith LLP to audit the financial statements for the fiscal year ended December 31, 2002. The Registrant's board of directors recommended Siegel Smith LLP because that firm is the existing certifying accountant for Internet LOTO, Inc., which is now the accounting survivor of the acquisition transaction involving the registrant and Internet LOTO, Inc. During the two most recent fiscal years and the subsequent interim period, neither the Registrant nor anyone on its behalf consulted Siegel Smith LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

         The audit report of Stark Winter Schenkein & Co., LLP on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

         The audit report of Stark Winter Schenkein & Co., LLP on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2001 and 2000 contained a separate paragraph stating: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has working capital and stockholder deficiencies. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the Registrant's two most recent fiscal years and the subsequent interim period ending April 30, 2002, there were no disagreements between the Registrant and Stark Winter Schenkein & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction


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


         of Stark Winter Schenkein & Co., LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. The Registrant has requested Stark Winter Schenkein & Co., LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 6, 2002, is filed as Exhibit 16.1 to this Form 8-K.

         There were no other  "reportable  events" as that term is  described in
         Item 304a(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending April 30, 2002.


ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired: Not applicable

         (b)      Pro forma financial information: Not applicable

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT

                     16.1         Letter from Stark Winter Schenkein & Co., LLP


ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Not applicable.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RIMPAC RESOURCES LTD.


May 6, 2002                            By: /s/ THOMAS M. JOHNSON
                                         --------------------------------------
                                           Thomas M. Johnson
                                           President














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